                                                                  EXHIBIT 10.41

                       STOCK PLEDGE AND SECURITY AGREEMENT

      THIS STOCK PLEDGE AND SECURITY AGREEMENT (the "Agreement") is made as of April 23, 2004, by BRIGHTSTAR CORP., a Delaware corporation (the "Pledgor"), in favor of MOTOROLA, INC., a Delaware corporation, in its capacity as agent for itself and the other Motorola Parties (in such capacity, the "Secured Party").

                             Preliminary Statements

      (a) The Pledgor is a party to the Payment Terms Agreement referred to below.

      (b) It is a condition to the obligations of the Secured Party under the Payment Terms Agreement and the other Brightstar Documents that the Pledgor pledge certain amounts of the stock it owns in each of the Foreign Subsidiaries (as defined below), which the Pledgor is willing to do.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees as follows:

      1. Definitions. All capitalized terms used but not defined in this Agreement have the meanings given in the Amended and Restated Payment Terms Agreement, dated as of April 23, 2004, by and among Motorola, Inc. (in its capacity as agent for itself and the other Motorola Parties), Brightstar Corp. and the other persons and entities that are parties thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Payment Terms Agreement"). In addition, the following terms have the following meanings as used in this Agreement:

      "Collateral" shall mean collectively (i) the Pledged Stock (as defined herein) together with any other securities which the Pledgor is required to deliver to the Secured Party hereunder and (ii) the Proceeds (as hereinafter defined) of the foregoing.

      "Foreign Subsidiary" means any direct or indirect Subsidiary of the Pledgor now existing or hereafter created and that its organized outside the United States of America and its territories (including, without limitation, Brightstar Puerto Rico, Inc.), together with all successors and assigns of each of the foregoing.

      "Pledged Stock" shall have the meaning given to such term in Section 3(b) hereof.

      "Proceeds" shall mean whatever is received when any of the Pledged Stock is sold, exchanged, collected or otherwise disposed of, including cash, payment of money, chattel paper, security agreements and other documents.

      2. Creation of Security Interest. To secure the prompt payment and performance of the Brightstar Obligations, the Pledgor hereby grants, bargains, hypothecates, assigns, transfers, sets over to the Secured Party, a first priority security interest in and to the Collateral. Until termination of the security interest as provided hereinafter, the pledge, assignment, transfer,

     Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 1 setting over, conveyance and delivery of, and security interest in, all the Collateral hereby shall continue in full force and effect.

      3. Representations and Warranties. The Pledgor represents and warrants to the Secured Party, as follows:

            (a) Collateral.

                  (i) The Pledgor has all right, title and interest in and to the Collateral, and that the Pledgor shall warrant and defend the Secured Party's security interest against the claims of all persons whomsoever.

                  (ii) Except as granted herein, the Collateral is not subject to any agreement, trust, pledge, charge, option, restriction, claim, demand, security interest, lien or encumbrance or any kind or nature and the Pledgor has not disposed of any interest in the Collateral.

                  (iii) The Pledgor has full right, power and lawful authority to transfer, convey, assign and pledge the Collateral to the Secured Party.

                  (iv) This Agreement creates and constitutes and will at all times constitute a valid, direct and paramount security interest in the Collateral.

                  (v) The Pledgor has complied with all foreign, federal and state laws and regulations applicable to the pledge of the Collateral, and no consents are required to make the pledge effective.

            (b) The Pledged Stock. The Pledgor owns all of the ownership, voting and all other rights in the number of shares of the capital stock of each Foreign Subsidiary shown on Exhibit A to this Agreement. All of the foregoing right, title and interest of the Pledgor, and all shares resulting from the exercise of any options, warrants or other contractual rights to acquire additional shares in any Foreign Subsidiary and all distributions on all of the foregoing, whether in kind, in the form of additional shares of stock of any Foreign Subsidiary or in cash, is subject to the pledge being granted herein, and all of the foregoing is referred to as the "Pledged Stock"; provided, that in no event will the Pledged Stock with respect to any Foreign Subsidiary exceed 66% of the total combined voting power of all classes of stock of such Foreign Subsidiary entitled to vote. To the extent any of the foregoing may also be considered Proceeds, the characterization shall be such as better protects the security interest of the Secured Party, it being the intent of the parties hereto that the characterization of the interests being granted herein should not adversely effect the Secured Party.

            (c) Further Representations and Warranties. The execution, delivery and performance of this Agreement will not (A) violate any provisions of (i) law; (ii) any order of any court or other agency of government applicable to the Pledgor or its property; or (iii) any agreement to which the Pledgor is a party or by which the Pledgor or any of its properties is bound, or (B) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the

    Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 2 creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Collateral.

      4. Affirmative Covenants of the Pledgor. The Pledgor covenants and agrees with the Secured Party that the Pledgor will:

            (a) Deliver Collateral. (i) Deliver to the Secured Party simultaneously with the execution of this Agreement and shall continuously at all times maintain with the Secured Party during the term hereof, the Pledged Stock, including original stock certificates evidencing the Pledged Stock; and
(ii) at all times will execute and deliver such instruments as the Secured Party may request, including but not limited to stock powers endorsed in blank, in order to assign to the Secured Party and confirm unto the Secured Party the pledge of all rights of the Pledgor arising from the ownership of the Pledged Stock. At the time of execution hereof, there are the number of shares of each Foreign Subsidiary's stock issued and outstanding as shown on Exhibit A hereto and the Pledgor is the record and beneficial owner of the number of shares as shown on Exhibit A hereto. Delivery and custody of the Pledged Stock will be in the manner selected by the Secured Party and shall be held by such persons as the Secured Party, in its discretion, may designate.

            (b) Transfer Legends. (i) Cause the issuer of the Pledged Stock (a) to maintain appropriate stop transfer legends in its corporate stock record books prohibiting any attempted transfer thereof by the Pledgor; and (ii) to place on each of the stock certificates evidencing the Pledged Stock a legend in form acceptable to the Secured Party to the general effect of serving to notify any third party of the security interest of the Secured Party in the Pledged Stock evidenced by the particular stock certificate. Without limiting the generality of the foregoing, with respect to any Pledged Stock that is not represented by a certificate, the Pledgor shall deliver certified, notarized copies of the corporate stock record books of the issuer of such stock, i.e. the books where notations of quota ownership are noted. The last entry in each book must reflect that quotas (or a percentage thereof) have been pledged to Motorola.

            (c) Other Provisions. Comply with each and every other provision of this Agreement and promptly do or refrain from doing such acts as the Secured Party may reasonably request to effectuate the provisions and purposes of this Agreement.

            (d) Representations and Warranties. Perform such other actions as may be necessary to ensure that all representations and warranties made hereunder shall be true and correct during the term hereof.

      5. Negative Covenant of the Pledgor. The Pledgor covenants and agrees with the Secured Party that it will not contract, create, assume, incur or suffer to be created, assumed or incurred or to exist any mortgage, lien, security interest, charge or encumbrance of any kind, upon, or pledge of, any of the Collateral other than that in favor of the Secured Party, or attempt to sell, transfer or convey any interest in the Collateral, and will pay or cause to be paid prior to delinquency all taxes, fees, assessments or other charges now or hereafter imposed upon the Collateral.

     Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 3

      6. No Additional Stock Issued. The Pledgor covenants and agrees with the Secured Party that it will not permit the issuance of any additional shares of capital stock of any Foreign Subsidiary without the prior written consent of the Secured Party.

      7. Rights and Remedies of the Secured Party. Upon the occurrence of any Default or Event of Default, then and in addition to all other rights and remedies set forth herein:

            (a) The Secured Party shall have the right from time to time, in any commercially reasonable manner, to sell, resell, assign, transfer and deliver all or any part of, or otherwise realize the value of any of the property in which the Secured Party has a security interest hereunder, at any brokers' board or exchange, or at public or private sale or otherwise, at the option of the Secured Party, for cash or on credit for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem proper, and in connection therewith may grant options and may impose reasonable conditions, all without (except as shall be required by any applicable statute which cannot be waived) advertisement or demand upon or notice to the Pledgor or right of redemption of the Pledgor, all of which are hereby expressly waived, except where any such rights cannot be waived under any applicable law;

            (b) Upon any public sale, the Secured Party may, unless prohibited by any applicable statute which cannot be waived, purchase all or any part of any such property being sold, free from and discharged of all trust, claims, rights of redemption and equities of the Pledgor, which are hereby waived and released, unless preserved by any applicable statute which cannot be waived;

            (c) The Secured Party shall have the right to receive, endorse, assign or deliver in its own name or the name of the Pledgor any and all checks, drafts and other instruments for the payment of money relating to the Collateral and the Pledgor hereby waives notice of presentment, protest and nonpayment of any instruments so endorsed. In furtherance of the foregoing, the Pledgor hereby irrevocably appoints the Secured Party, or any of its officers or designees, as the Pledgor's true and lawful agent and attorney-in-fact, with power of substitution, (i) to sign the name of the Pledgor to any Collateral pledged hereunder, including, but not limited to, transferring such Collateral in the name of the Secured Party or its assigns; (ii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect thereof; (iii) to settle, compromise, compound, adjust or, defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral; (iv) to execute such other and further grants, mortgages, pledges and assignments of the Collateral as the Secured Party may reasonably require for the purpose of protecting or maintaining the security interest granted to the Secured Party; (v) to vote the Collateral, or any of it, in such manner and for such purposes as the Secured Party may, in its sole and absolute discretion, desire, including, but not limited to, voting to remove any or all of the then existing directors, officers or partners of the issuer of the Pledged Stock or any subsidiary thereof and selling the Collateral on such terms as the Secured Party shall desire; provided, however, unless and until an Event of Default has occurred and has continued beyond the expiration of any applicable cure period, that the foregoing shall not prohibit the Pledgor from voting or collecting dividends with respect to the Collateral if not prohibited under any agreement with the Secured Party; and (vi) generally to

     Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 4 perform all other acts the Secured Party in its sole discretion deems necessary or proper to carry out the intention of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes, and the Pledgor hereby ratifies and confirms all that the Secured Party, as such agent or attorney-in-fact, or its substitutes, shall do by virtue of this appointment and grant of power. The Pledgor agrees that the Secured Party may notify the issuer of the Pledged Stock that the Collateral has been assigned to the Secured Party or of the Secured Party's security interest therein, and that the Pledgor shall deal with the Secured Party directly. The Secured Party shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof, including, in particular, the negligence of the Secured Party, unless the same shall happen through gross negligence or willful misconduct of the Secured Party. The Secured Party shall not, under any circumstances or any event whatsoever, unless the same shall happen through gross negligence or willful misconduct of the Secured Party, have any liability for any error or omission or delivery of any kind made in the settlement, collection or payment of any of the Collateral or of any instrument received in payment therefor or for any damage resulting therefrom. The foregoing limitation of liability shall apply regardless of whether such loss shall be caused by the negligence of the Secured Party. The costs of collection, notification and enforcement, including, but not limited to, counsel fees and out-of-pocket expenses, shall be borne solely by the Pledgor, whether the same are incurred by the Secured Party or the Pledgor;

            (d) The Pledgor will, upon the receipt by it of any payments, revenue, income, profits or other sums in which, or resulting from any Collateral in which a security interest is granted by this Agreement or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party in precisely the form received, and will forthwith, without any notice or demand whatsoever (all notices, demands or other actions on the part of the Secured Party being hereby expressly waived), endorse, transfer and deliver any such sums or instruments, or both, to the Secured Party for prompt application to the payment of the Brightstar Obligations in a manner satisfactory to the Secured Party; and

            (e) The Secured Party shall have the right to require the Pledgor to notify the issuers of securities pledged hereunder or the paying agents therefor to make payments owed thereunder directly to the Secured Party, and to collect any or all accounts or proceeds, or to sell, transfer, compromise, discharge, extend or sue for the whole or any part of such accounts.

            (f) The Secured Party will exercise its remedies under this Section 6 in accordance with the applicable provisions of Chapter 679 of the Florida Statutes.

      8. Notification of Disposition. If any notification of intended disposition of any property described herein or of any other intended action of the Secured Party is required by any applicable law, such notification shall be deemed reasonably and properly given if mailed to the Pledgor at the address set forth herein at least ten (10) Business Days before such disposition or other intended action.

      9. Remedies Cumulative. All options, powers and rights granted to the Secured Party hereunder, or under any guarantee or other document or writings delivered to the Secured

     Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 5

Party by the Pledgor, shall be cumulative and shall be in addition to any other options, powers or rights which the Secured Party may now or hereafter have as a secured party under the Florida Uniform Commercial Code or under any other applicable law or otherwise.

      10. Expenses, Etc. The Pledgor will reimburse the Secured Party for all reasonable expenses (including reasonable expenses for legal services of every kind) of, or incidental to the enforcement of any of the provisions of, this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect of the Collateral, by litigation or otherwise, including, but not limited to, reasonable fees and expenses of counsel for the Secured Party. All such expenses shall be secured by this Agreement.

      11. Delay. No delay on the part of the Secured Party in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

      12. Application of Proceeds. All proceeds received from the sale or other disposition of the Collateral shall be applied by the Secured Party as follows:

            (a) First: to the payment of all costs and expenses incurred by the Secured Party in connection with any such sale or collection of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of counsel for the Secured Party in connection therewith, and the payment of all costs and expenses paid or incurred by the Secured Party in connection with this Agreement, or the exercise of any right or remedy hereunder or thereunder, to the extent that such advances, costs and expenses shall not have been paid to the Secured Party upon its demand therefor;

            (b) Second: to the payment of all other Brightstar Obligations;

            (c) Lastly: the balance, if any, of such proceeds remaining after payment in full of the Brightstar Obligations and all other amounts owed to the Secured Party or any of the Motorola Parties, shall be paid to the Pledgor or as directed by a court of competent jurisdiction.

      13. Obligation to Sell. The Secured Party shall have no obligation to sell or otherwise realize upon any of the Collateral as authorized herein, and shall not be responsible for any failure to do so or for any delay in so doing.

      14. Secured Party's Duty of Care. The Secured Party's duty with respect to the Collateral shall be solely to use reasonable care in the physical custody and physical preservation of such Collateral in its possession and the Secured Party shall not be obligated to take any steps necessary to preserve any rights in any of such property against third parties and the Pledgor agrees to take such steps. The Secured Party shall have no responsibility for ascertaining, nor for informing the Pledgor with respect to, nor be required to take any action concerning, any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the property of the Pledgor (whether or not the Secured Party has, or is deemed to have, knowledge of any of the aforesaid), provided that the Secured Party shall endeavor to take such action as may be requested or authorized by the Pledgor if the Secured Party determines, in its sole discretion, that such action will not in any way adversely affect the value of the Collateral or the

     Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 6 ability of the Secured Party to realize upon the value of such Collateral. The Secured Party shall not be bound to take any steps necessary to preserve any rights in any of the property of the Pledger against prior parties who may be liable in connection therewith.

      15. Further Assurances. The Pledgor agrees to do or refrain from doing any and all such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may, in its sole and absolute discretion, at any time request in connection with the administration and enforcement of this Agreement, or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Party its respective rights and remedies hereunder. Without limiting the foregoing, the Pledgor specifically agrees that, within 10 Business Days after the creation or acquisition of any future Foreign Subsidiary, it will supplement Exhibit A to include the relevant information for such future Foreign Subsidiary, and deliver the certificates for the Pledged Stock relating to such future Foreign Subsidiary to the Secured Party (together with stock powers endorsed in blank).

      16. Rights and Remedies of the Pledgor. Subject to the terms hereof, the Pledgor shall also have all the rights and remedies of a debtor both before and after the occurrence of any Event of Default described herein provided in the Uniform Commercial Code in force in the State of Florida at the date of execution of this Agreement.

      17. Bankruptcy Provisions. The provisions of the section entitled "Bankruptcy" in the Brightstar Security Agreement are hereby incorporated by reference, and the Pledgor agrees that all references in those provisions regarding the "Agreement" (either directly or as a part of the Brightstar Documents) shall also be deemed to be a reference to this Agreement.

      18. Miscellaneous

            (a) Amendment. Neither this Agreement nor any provision hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought.

            (b) Notices. Any notice, demand or other communication required to or permitted to be given or made hereunder in writing, shall be deemed given or made when (a) delivered in person; (b) five (5) days after such communication is posted in the mails; or (c) one (1) day after such communication is sent by a nationally recognized overnight courier service. Such communications shall be addressed as follows:

            If to the Secured Party to:    Motorola, Inc.
                                           798 International Parkway
                                           Sunrise, Florida 33325
                                           Attn: PCS Latin America Director of
                                           Finance

            With a copy to:                Shook, Hardy & Bacon L.L.P.
                                           Miami Center, Suite 2400
                                           Miami, Florida 33131-4332
                                           Attn: John M. Barkett, Esq.

     Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 7

            If to the Pledgor to:          Brightstar Corp.
                                           2010 N.W. 84th Avenue
                                           Miami, Florida 33122
                                           Attn: Raul M. Claure

            With a copy to:                Kirkpatrick & Lockhart LLP
                                           Miami Center, 20th Floor
                                           201 South Biscayne Boulevard
                                           Miami, Florida 33131
                                           Attn: Clayton E. Parker, Esq.

      or at such other address as the party addressed may from time to time designate in writing.

            (c) Governing Law. This Agreement shall be construed in accordance with, and be governed by the laws of the State of Florida, without regard to laws regarding conflict of laws.

            (d) Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

            (e) Survival of Representations. All covenants, agreements, representations and warranties made herein or in any certificate delivered pursuant hereto shall survive the execution and delivery to the Secured Party of this Agreement and shall continue in full force and effect so long as any indebtedness or Obligation by the Pledgor to the Secured Party is outstanding or unpaid.

            (f) Severability. Each section, subsection, and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, or otherwise not binding on any party hereto, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

            (g) Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the structural interpretation of this Agreement.

            (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement.

      19. WAIVER OF JURY TRIAL. THE PLEDGOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN ANY OF THE BRIGHTSTAR PARTIES, ON ONE HAND, AND ANY MOTOROLA PARTY ON THE OTHER HAND, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER

     Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 8

VERBAL OR WRITTEN) OR ACTIONS OF EACH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGOR AND THE SECURED PARTY ENTERING INTO THIS AGREEMENT. THE PROVISIONS OF THIS ARTICLE HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE PLEDGOR NOR THE SECURED PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS ARTICLE WILL NOT BE ENFORCED IN ALL INSTANCES. NEITHER THE PLEDGOR NOR THE SECURED PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

      20. Waiver of Plea of Jurisdiction or Venue. Because the Pledgor and the Secured Party each have a significant interest in consistent interpretation of this Agreement, the Pledgor designates Miami, Florida as the sole forum for resolution of any dispute arising hereunder. The Pledgor hereby specifically authorizes any action brought upon the enforcement of this Agreement by the Secured Party to be instituted and prosecuted in either the Circuit Court of Miami-Dade County, Florida, or in the United States District Court for the Southern District of Florida, at the election of the Secured Party. The Pledgor further agrees that a final judgment in any action or proceeding will be conclusive and may be enforced against it in any other jurisdiction or in any other manner provided by law.

                            [Signature pages follow]

     Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 9

      IN WITNESS WHEREOF, the Pledgor, on the day and year first written above, has caused this Agreement to be executed under seal.

                                          BRIGHTSTAR CORP.
                                          BY: /s/ MARCELO CLAURE
                                              --------------------------
                                          NAME: MARCELO CLAURE
                                          TITLE: PRESIDENT


      I HEREBY CERTIFY the following instrument was acknowledged before me this 23rd day of April, 2004, by Marcelo Claure in his capacity as President of BRIGHTSTAR CORP., a Delaware corporation, and who is personally known to me or has produced a license as identification.

                                          /s/ Delores Taylor
                                          ------------------------------------
                                          Notary Public
                                          Name of Notary Printed:_____________

My commission expires:                    [DELORES TAYLOR STAMP]

    Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 10

                                    EXHIBIT A

                                                              Number of Shares
                                                                  Owned by         Number of Shares
                                             Number of          the Pledgor,        Equal to 66% of
          Name of                          Shares Issued       Beneficially and     Total Combined
  Foreign Subsidiary                      and Outstanding        of Record           Voting Power
  ------------------                      ---------------        ---------           ------------
Brightstar de Argentina, S.A.                   200,000             199,999              132,000
Brightstar Corp. Chile, Ltda.                33,500,000          33,466,500           22,110,000
Brightstar Dominicana, S.A.                      10,000               9,994                6,600
Brightstar Ecuador, Ltda.                       150,000             150,000               99,000
Brightstar El Salvador S.A. de C.V.               7,225               3,685                3,685
Brightstar Guatemala, C.A.                   33,500,000          33,466,500           22,110,000
Brightstar de Mexico S.A. de C.V.                50,000              49,999               33,000
Brightstar de Paraguay, S.R.L.                      100                  99                   66
Brightstar Peru, S.R.L.                       2,327,722           2,327,710            1,536,296
Brightstar Puerto Rico, Inc.                      1,000               1,000                  660
Brightstar Uruguay, S.A.
Brightstar de Venezuela C.A.                      6,700               6,700                4,422
Brightstar Proveedor de Soluciones
  Tecnologicas S.A.                               5,092               5,090                3,360
Soluciones Inteligentes para el
  Mercado Movil, S.A. de C.V.                    50,000              49,999               33,000

    Stock Pledge and Security Agreement (Foreign Subsidiary Stock) - Page 11